UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 18, 2007

J. L. Halsey Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

103 Foulk Road, Suite 205Q
Wilmington, DE		19803
(Address of principal		(Zip code)
executive offices)

Registrant’s telephone number, including area code: (302) 691-6189

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 18, 2007, J.L. Halsey (OTCBB: JLHY.OB) announced that it will be participating in the America’s Growth Capital Fourth Annual Emerging Growth Conference on Thursday, September 20.  Luis Rivera, president and chief executive officer, will provide an update on the company, beginning at 2 p.m., Eastern Daylight Time (11 a.m., Pacific Daylight Time).

The presentation will be available through the conference website at http://www.wsw.com/webcast/agc6/jlhy/, or on the company’s website at www.jlhalsey.com

The press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                             Financial Statements and Exhibits.

(d)                                Exhibits.

99.1 Press Release, dated September 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. L. HALSEY CORPORATION

		By:	/s/ Luis Rivera
		Name:	Luis Rivera
		Title:	Chief Executive Officer

Date:	September 18, 2007